Exhibit 10.12.1Ex

AMENDMENT NO. 3 TO

CONSULTING AGREEMENT

This AMENDMENT NO. 3 TO CONSULTING AGREEMENT (this “Amendment”) is entered into as of January 31, 2022 (the “Amendment Effective Date”), by and between Agenus Inc., a Delaware corporation having an address at 3 Forbes Road, Lexington, MA 02421 (“Agenus”), and Evan D. Kearns, an individual with an address at 40 Edgewater Lane, Needham, MA 02492 (“Consultant”) (each a “Party” and together the “Parties”).  Capitalized terms used in this Amendment and not otherwise defined herein shall have those meanings attributed to them in the Agreement (as defined below).

WITNESSETH

WHEREAS, Agenus and Consultant are parties to that certain Consulting Agreement effective as of April 30, 2021 (the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement to extend the term thereof.

NOW, THEREFORE, the Parties agree as follows:

1.In accordance with Sections 3.1 and 7.6 of the Agreement, the term of the Agreement is hereby extended through April 30, 2022, unless further extended or earlier terminated pursuant to the terms of the Agreement.

2.Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

3.This Amendment may be executed in counterparts, which, when taken together, shall constitute one agreement. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws principles of such Commonwealth.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.12.1Ex

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date.

AGENUS INC.
By: /s/ Garo Armen
Name: Garo Armen Title: Chairman & CEO

CONSULTANT
/s/ Evan D. Kearns
Evan D. Kearns